UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

ROYAL GOLD, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13357	84-0835164
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  303-573-1660

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2010, Royal Gold entered into Amended and Restated Indemnification Agreements (“Indemnification Agreement”) with the Company’s officers and directors in substantially the form attached hereto.  The amendments include among other things:  (1) revisions to the definition of Change in Control; (2) clarification of different standards that apply under the Delaware General Corporations Law to derivative and third party suits; (3) revisions to the scope of indemnification and exclusions to indemnification; (4) expansion of the contribution provisions; (5) revisions to the provisions on advances of expenses.

The form of the Indemnification Agreement was approved by the Board of Directors of the Company and is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Amended and Restated Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

Date: February 22, 2010	By:	/s/ Karen Gross
Karen Gross
Vice President & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amended and Restated Indemnification Agreement